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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 13, 2002


                         LABARGE, INC
      (Exact Name of Registrant as Specified in its Charter)


                         Delaware
       (State or Other Jurisdiction of Incorporation)

          001-05761                          73-0574586
     (Commission File Number)        (IRS Employer Identification No.)


  9900A  Clayton Road, St. Louis, Missouri                       63124
     (Address of Principal Executive Offices)                    (Zip Code)


                         (314) 997-0800
              (Registrant's Telephone Number, Including Area Code)

                              N/A
          (Former Name or Former Address, if Changed Since Last Report)

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                                  LABARGE, INC.

                                    FORM 8-K

Item 9.  Regulation FD Disclosure.

     LaBarge, Inc. is furnishing under Item 9 of this Current Report on Form  8-
          K:

     (i) the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Annual Report on Form 10-K filed by the registrant on September 13, 2002.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2002

                                LABARGE, INC.


                              By:  /s/ Donald H. Nonnenkamp
                              Donald H. Nonnenkamp
                   Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1      Certifications under Section 906 of the Sarbanes-Oxley Act of
               2002